UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2020

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001‑35182	26‑0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437‑6500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	AMPE	NYSE American

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b‑2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2020, Ampio Pharmaceuticals, Inc. (the “Company”) received loan proceeds of $543,900 under the Paycheck Protection Program (the “PPP Loan”).  The Paycheck Protection Program (“PPP”) was established under the recent congressionally approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration.  The PPP Loan to the Company is being made through KeyBank National Association (the “Lender”).

The term of the PPP Loan is two years.  The annual interest rate is 1.0%.  Payments of principal and interest on the loan will be deferred for the first six months of the loan term. Pursuant to Section 1106 of the CARES Act, the Company may apply for and be granted forgiveness for all or a portion of the PPP loan.  Such forgiveness will be determined, subject to limitations, based on the use of the loan proceeds for qualifying expenses, which include payroll costs, rent, and utility costs over the eight-week period following receipt of the loan proceeds. No assurance is provided that the Company will be successful in obtaining forgiveness of the PPP Loan in whole or in part.

In the event that no amount or less than all of the PPP Loan is forgiven, commencing in month seven following receipt of the loan proceeds, the Company is required to make principal and interest payments totaling $22,900 per month over the remaining term with the remaining balance, if any, due at the end of the term.  The Company may prepay the PPP Loan without penalty pursuant to the terms of the loan agreement.  The loan agreement evidencing the PPP Loan contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, or provision of the loan agreement.  The occurrence of an event of default may trigger the immediate repayment of all amounts outstanding, collection of all amounts owing from the Company, and/or filing suit and obtaining a judgement against the Company.

The foregoing description of the PPP Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the loan agreement attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure in Item 1.01 and Exhibit 10.1 of this report are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Loan Agreement, dated April 16, 2020, by and between Key Bank National Association and Ampio Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

	By:	/s/ Daniel G. Stokely
Daniel G. Stokely
Chief Financial Officer
Dated: April 22, 2020